Exhibit 99.1

JULY 16, 2025

Onconetix and Ocuvex Therapeutics announce execution of definitive merger agreement

CINCINNATI, July 16, 2025 (GLOBE NEWSWIRE) — Onconetix, Inc. (Nasdaq: ONCO) (“Onconetix” or the “Company”) and Ocuvex Therapeutics, Inc. (“Ocuvex”), a privately held biopharmaceutical company focused on the development and commercialization of ophthalmic therapeutic candidates, today announced that they have entered into a definitive merger agreement (the “Merger Agreement”).

Andrew J. Oakley, Chairman of the Board of Onconetix, stated, “We continue to believe that the proposed transaction with Ocuvex, which brings a pipeline of commercial and late clinical stage ophthalmic assets, will bring significant value for our stockholders.”

Anthony W. Amato, Chairman and CEO of Ocuvex, commented, “Gaining access to public capital markets will allow us to accelerate, what we believe to be, important new treatment options for patients and their health care providers. We would look forward to closing the transaction as it will be a major step forward for our company and our stakeholders.”

Terms of Transaction

The Merger Agreement and the transaction contemplated thereby (the “Proposed Transaction”) has been approved by the boards of directors of both Onconetix and Ocuvex.

Pursuant to the Merger Agreement, Onconetix will acquire all of the issued and outstanding equity interests of Ocuvex and, in consideration for their equity interests, Ocuvex equity holders will receive newly-issued shares of Onconetix common stock equal to 90% of the issued and outstanding equity interests in the combined company as of immediately following the closing of the Proposed Transaction, on a fully diluted basis, subject to adjustment due to any transaction-related equity financing. Onconetix shareholders will retain 10% of the issued and outstanding equity interests in the combined company on a fully diluted basis as of immediately following the Proposed Transaction.

Upon consummation of the Proposed Transaction, the board of directors of the Onconetix will consist of seven directors, with five designated by Ocuvex and two designated by Onconetix.

Completion of the Proposed Transaction, which is anticipated to be in the fourth quarter of this year, will be subject to customary conditions, including the receipt of applicable regulatory, stockholder and third-party approvals. There can be no assurance that the Proposed Transaction will be completed as proposed, or at all.

About Onconetix

Onconetix (Nasdaq: ONCO) is a commercial stage biotechnology company focused on the research, development and commercialization of innovative solutions for men’s health and oncology. Through our acquisition of Proteomedix, we own Proclarix®, an in vitro diagnostic test for prostate cancer originally developed by Proteomedix and approved for sale in the European Union (“EU”) under the IVDR, which we anticipate will be marketed in the U.S. as a lab developed test (“LDT”) through our license agreement with Labcorp.

For more information, visit www.onconetix.com.

About Ocuvex

Ocuvex is a privately held biopharmaceutical company focused on the development and commercialization of ophthalmic therapeutic candidates to address highly prevalent diseases in need of new treatment options. Ocuvex’s lead asset, Omlonti® (omidenepag isopropyl ophthalmic solution) 0.002%, is an EP2 receptor agonist for ocular hypertension and open-angle glaucoma. It received FDA approval in September 2022.

Additional Information and Where to Find It

Onconetix and Ocuvex intend to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of Onconetix and a prospectus in connection with Proposed Transaction between Onconetix and Ocuvex pursuant to the Merger Agreement. The definitive proxy statement and other relevant documents will be mailed to stockholders of Onconetix as of a record date to be established for voting on the Proposed Transaction. STOCKHOLDERS OF ONCONETIX AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ONCONETIX’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT ONCONETIX, OCUVEX AND THE PROPOSED TRANSACTION. Stockholders will also be able to obtain copies of the Registration Statement and the joint proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Onconetix, Inc. 201 E. Fifth Street, Suite 1900
Cincinnati, OH 45202, e-mail: investors@onconetix.com.

Participants in the Solicitation

Onconetix, Ocuvex and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Onconetix in connection with the Proposed Transaction. Onconetix’s stockholders and other interested persons may obtain more detailed information regarding the names, affiliations and interests of certain of Onconetix executive officers and directors in the solicitation by reading Onconetix’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, as filed with the SEC on June 12, 2025, Onconetix’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on June 2, 2025, and Onconetix’s other public filings with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transaction, which may, in some cases, be different from those of stockholders generally, will be set forth in the Registration Statement relating to the Proposed Transaction when it becomes available. These documents can be obtained free of charge from the source indicated above.

Forward-Looking Statements

Certain statements in this press release are “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” and “intend,” among others. These forward-looking statements (including, without limitation, the anticipated benefits and opportunities that may be generated by the Proposed Transaction described herein) are based on Onconetix’s current expectations, and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, whether the Proposed Transaction, or any other contemplated transaction, may be completed with different terms, in an untimely manner, or not at all; whether Onconetix will be able to realize the benefits of the Proposed Transaction described herein; Onconetix’s ability to integrate the assets and commercial operations contemplated to be acquired from Ocuvex into Onconetix’s business; market and other conditions; risks related to Onconetix’s ability to commercialize or monetize Omlonti or its other products; risks related to the Onconetix’s present need for capital to commercially launch Proclarix and have adequate working capital; risks related to Onconetix’s ability to attract, hire and retain skilled personnel necessary to commercialize and operate Onconetix’s commercial products; the failure to obtain and maintain the necessary regulatory approvals to market and commercialize Onconetix’s products; risks related to Onconetix’s ability to obtain and maintain intellectual property protection for Omlonti or its other products; whether Onconetix will be able to maintain compliance with Nasdaq’s applicable listing criteria and the effect of a delisting from Nasdaq on the market for Onconetix’s securities; and Onconetix’s reliance on third parties, including manufacturers and logistics companies. As with any commercial-stage pharmaceutical product or any product candidate under clinical development, there are significant risks in the development, regulatory approval and commercialization of biotechnology products. Onconetix does not undertake an obligation to update or revise any forward-looking statement. Investors should read the risk factors set forth in Onconetix’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, as filed with the SEC on June 12, 2025, Onconetix’s Annual Report on Form 10-K, filed with the SEC on June 2, 2025 and periodic reports filed with the SEC on or after the date thereof. All of Onconetix’s forward-looking statements are expressly qualified by all such risk factors and other cautionary statements. The information set forth herein speaks only as of the date thereof, and Onconetix assumes no obligation to update or revise these statements unless otherwise required by law.

No Offer or Solicitation

This press release does not and shall not constitute an offer to sell or a solicitation of an offer to buy any securities of Onconetix or Ocuvex, nor shall there be any offer, solicitation or sale of such securities, if any, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Investor and Media Contact Information:

Onconetix, Inc.
201 E. Fifth Street, Suite 1900
Cincinnati, OH 45202
Phone: (513) 620-4101
Investor Contact Information:

Onconetix Investor Relations
Email: investors@onconetix.com